Putnam
Tax-Free
Health Care
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-05

[GRAPHIC OMITTED: WATCH]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the period ended May 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied investors' attention. The Fed's more restrictive monetary policy, along with high energy prices, has moderated the pace of the economic expansion. Recent reports show the economy is growing at a respectable rate of about 3.5% annually, but some investors believe that this pace cannot sustain corporate profits near their robust levels of late. This concern has held the stock market in check and focused attention on credit risk in the bond market, even as long-term bond yields remained low. Major credit rating agencies underscored market concerns in early May by downgrading bonds issued by Ford and General Motors. Amid the uncertainties of this environment, security selection takes on even greater importance and the in-depth, professional research and active management that mutual funds can provide makes them an intelligent choice for today's investors.

We want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about your fund's management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund. In addition, on page 13 of this report we provide information about the 2004 approval by the Trustees of your fund's management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund's Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund's management team discuss the fund's performance, the strategies used to pursue the fund's investment objectives during the reporting period, and the team's outlook for the months ahead.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

July 20, 2005


Report from Fund Management

Fund highlights

 * Putnam Tax-Free Health Care Fund returned 8.41% at net asset value
   (NAV) and 9.07% at market price for the 12 months ended May 31, 2005.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 7.97%.

 * The fund's Lipper peer group, General and Insured Municipal Funds (unleveraged closed-end), had an average return of 9.35% during the period.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Despite an increase in market volatility during your fund's fiscal year, bonds continued to perform well and provide attractive returns. Your fund's emphasis on the health-care sector of the municipal bond market was a small advantage during the period. The continuation of the current presidential administration signaled that current health-care policies were likely to continue, lending stability to the sector's outlook. Portfolio holdings in bonds with below-investment-grade weightings helped results, as the market showed strong demand for the higher yields such bonds offered. This contributed to the fund's outperformance of its benchmark, the Lehman Municipal Bond Index, which consists solely of investment-grade bonds. Our strategy to position the fund somewhat defensively in terms of interest rates hindered performance, as long-term bond rates were lower at the end of the period than at the beginning. This positioning caused the fund to underperform its Lipper peer group. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 5/31/05
--------------------------------------------------
                                           Market
                             NAV           price
--------------------------------------------------
1 year                      8.41%          9.07%
--------------------------------------------------
5 years                    43.23          38.54
Annual average              7.45           6.74
--------------------------------------------------
10 years                   86.55          69.94
Annual average              6.43           5.45
--------------------------------------------------
Annual average
Life of fund
(since 6/29/92)             6.94           5.09
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

FUND PROFILE

Putnam Tax-Free Health Care Fund seeks to provide as high a level of current income free from federal income taxes as Putnam Management believes is consistent with preservation of capital. It may be suitable for investors who are seeking tax-free income through a portfolio of municipal bonds concentrated in the health-care sector.


Market overview

Early in the fiscal year, signs of solid economic growth and rising corporate profits heightened investor concerns about potential interest-rate increases by the Federal Reserve Board (the Fed). This concern helped push bond yields somewhat higher and bond prices, which move in the opposite direction of yields, lower. In June 2004, after the Fed announced the first of what would be eight 0.25% increases in the federal funds rate during the fiscal year, bond market investors seemed encouraged and, initially, rates trended modestly downward. The Fed's gradual approach to reining in economic growth may have helped allay investor fears of higher longer-term rates, as long-term bond yields ended the year lower despite rising short-term rates. As shorter- and longer-term interest rates began to converge, the yield curve flattened.

The same conditions that led to rising interest rates -- an improving economy and rising corporate earnings -- were particularly favorable for lower-rated bonds. Among uninsured bonds and especially bonds rated BBB and below, yield spreads tightened, and bond prices rose. Bonds at the lower end of the credit spectrum, including BB- and B-rated bonds, turned in the strongest performance. The improving economy also led rating agencies to upgrade the State of California's credit rating from BBB to A. This contributed to higher prices for California bonds and improved investor perceptions of municipal bonds in general. Puerto Rico municipal bonds, which are tax-exempt in all states and often trade in line with bonds issued by the highest-rated and top-performing state, were also standout performers. Based on continued favorable legal rulings, yields on tobacco settlement bonds declined overall for the year, and their prices rose accordingly. Callable bonds (which can be redeemed by their issuers before maturity) outperformed non-callable bonds, as investors expect bonds priced to call to be less sensitive to interest-rate increases.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 5/31/05
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          7.97%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         6.82%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             6.48%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       10.10%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      8.24%
-------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                               9.82%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 14.62%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors  for the 12 months ended 5/31/05.
-------------------------------------------------------------------------------

Strategy overview

Given our expectation for rising interest rates, your fund's portfolio duration was short, or defensive, at the beginning of the fund's fiscal year and we maintained this positioning as the year progressed. Duration is a measure of a fund's sensitivity to changes in interest rates. Investing in bonds with short duration may help protect principal when interest rates are rising, but it can reduce the fund's potential for appreciation when rates fall. As we had expected, the Fed increased short-term interest rates during the period. However, rates on long-term bonds unexpectedly trended downward for much of the period and the prices of these bonds rose as a result. The fund's participation in this rally was somewhat limited by its overall defensive duration position.

During the period, we repositioned the portfolio to take advantage of the flattening of the yield curve. Given our expectation that short-term rates would continue to rise, we reduced the fund's positions in inverse floating-rate securities during the period. These securities pay additional interest income as short rates fall and less interest income when short rates rise. The fund benefited from its emphasis on lower-rated, higher-yielding bonds during the period, as this segment of the market outperformed. However, we believe the high-yield rally has nearly run its course and we took advantage of continued price strength to reduce the fund's position in this market segment. We are seeking opportunities to increase the diversification of the portfolio and reduce exposure to high-yield bonds. We believe this approach is likely to help long-term performance, though it is also likely to reduce the fund's yield moderately.

Among sectors, we maintained exposure to tobacco settlement bonds, which have attractive yields and favorable performance prospects, in our view. However, the fund's weighting in the tobacco settlement sector was relatively less than that of other funds in your fund's Lipper peer group. We are looking for opportunities to increase the fund's weighting in this sector.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                         5/31/04         11/30/04         5/31/05

Average effective
maturity in years          9.3              7.3             5.9

Duration in years          6.1              5.4             4.7

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

The fund's holding in bonds issued by Medical University Hospital Authority of South Carolina experienced a pre-refunding. In a pre-refunding, the issuer raises money to refinance an older higher-coupon bond by issuing newer bonds at today's lower interest rates. The money that is raised is used to buy U.S. Treasuries that mature at the older bond's first call date. When the call date arrives, the proceeds from the U.S. Treasuries are used to pay off the old bonds. The added security is often perceived by the market as a credit upgrade and can boost the price of the older bonds -- which is what happened in this case. Though this bond is a small holding, representing about 0.3% of assets, the appreciation helped the fund's results.

Tobacco settlement bonds also enjoyed strong performance during the fiscal year. These bonds are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality. In what has amounted to an ongoing threat to this income stream, the Department of Justice (DOJ) initiated a lawsuit in 1999 against the major tobacco companies seeking billions of dollars that the DOJ claimed had been obtained fraudulently from the sale of cigarettes. As highlighted in the Market Overview section of this report, this sector benefited from a February 4, 2005, ruling by a panel of the U.S. Circuit Court of Appeals for the District of Columbia against the federal government. Investors believe this has significantly mitigated the potential financial impact of the DOJ's lawsuit on tobacco companies. Since the ruling, bonds from this sector have strengthened considerably. Among our tobacco settlement bond holdings, those issued by the Badger Tobacco Settlement Asset Securitization Corporation of Wisconsin appreciated approximately 16.6% during the fiscal period. Our other holdings in the sector were bonds issued by the Tobacco Settlement Authority of Washington.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (38.5%)

Aa (2.0%)

A (18.6%)

Baa (20.1%)

Ba (6.4%)

B (2.8%)

Other (0.2%)

VMIG1 (11.4%)

Footnote reads:
As a percentage of market value as of 5/31/05. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Some previously distressed bonds in the portfolio had better results during the semiannual period. Bonds issued by the Waterford Economic Development Corporation to fund Canterbury on the Lake Health Facility, a continuing-care retirement community located in Waterford, Michigan, benefited during the period when bondholders worked with the issuer to restructure the credit. The issue's low credit rating of B- had been an indication of the facility's financial difficulties, but as a lower-rated issue with a relatively higher yield, it nevertheless benefited from market demand. The price of the bonds rose as bondholders agreed in principle to tender the outstanding bonds in exchange for new debt. This holding was relatively large, representing over 1% of fund assets, and it appreciated approximately 12% in the period.

Similarly, two holdings based in Louisiana that had experienced financial troubles in the past also achieved positive results during the period. A small position, representing about 0.2% of assets, in bonds issued by Louisiana Public Hospital Authority for Lake Charles Memorial Hospital, appreciated by 31% primarily because of the market's demand for yield. We sold some of the fund's position to reduce the fund's exposure to lower-quality credits and increase the portfolio's diversification. Another Louisiana position involved bonds issued by the Louisiana Development Authority for St. James Place, a continuing-care facility. This holding represented about 0.5% of assets. The St. James Place facility suffered from overly optimistic projections and marketing difficulties. The authority recently addressed the facility's financial distress by making a tender offer. We joined the remaining bondholders in an agreement to tender our bonds back to the issuer in exchange for a position in a newer bond that we believe more closely reflects St. James's current income.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Your fund's dividend rate changed from $0.0525 to $0.0463 in November 2004. This change reflected generally declining yields in the municipal bond market and also resulted from the portfolio's increasing diversification, which your fund's management team undertook in order to manage individual security risk. Also, over the second half of 2004, many bonds in the portfolio were called away, leaving the fund with lower income than in previous months.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Economic growth has remained solid, despite the Fed's efforts to slow growth and curb inflation by raising short-term interest rates. Long-term rates remain surprisingly low. In fact, after rising modestly in late March and early April of 2005, long-term rates generally fell again from mid-April through the end of the period. Nevertheless, based on sustained economic growth and continued robust corporate earnings, we believe the Fed will maintain its policy of increasing rates through 2005. We believe Fed actions are likely to cause rising yields. We also expect more Fed tightening than is currently anticipated by the market, and believe that bond yields may begin to rise more quickly as other investors come to the same conclusion. In light of current market conditions, we plan to maintain the fund's defensive duration and to continue to increase its exposure to callable bonds, which, in our opinion, are likely to outperform in a rising-rate cycle.

We have a positive view of the single-family housing sector and plan to add selectively to the fund's positions. We believe that the recent outperformance of lower-rated, higher-yielding bonds will likely slow and we plan to continue reducing the fund's exposure to this segment of the credit spectrum in favor of higher-quality issues. Our view on tobacco settlement bonds is positive and we are seeking to increase the fund's exposure as opportunities arise.

We believe we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund's shares trade on a stock exchange at market prices, which may be lower than the fund's net asset value.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is as of May 31, 2005, and May 31, 2004.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2005     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004     *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2005     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004     *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2005     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004     *
-------------------------------------------------------------------------------------------------------------
James St. John      2005     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004     *
-------------------------------------------------------------------------------------------------------------


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $50,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund's broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended May 31, 2005, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is as of May 31, 2005, and May 31, 2004.

--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2005      *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2004      *
--------------------------------------------------------------------------------------------------
John Boneparth                      2005      *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2004      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2005      *
--------------------------------------------------------------------------------------------------
Head of Investments                 2004      *
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2005               *
--------------------------------------------------------------------------------------------------
President and CEO                   2004      *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2005      *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             2004      *
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2005      *
--------------------------------------------------------------------------------------------------
Chief of Operations                 2004      *
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2005      *
--------------------------------------------------------------------------------------------------
General Counsel                     2004      *
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2005      *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2004      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2005      *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        2004      *
--------------------------------------------------------------------------------------------------
Edward Shadek                       2005      *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 5/31/04.


Performance summary

This section shows your fund's performance during its fiscal year, which ended May 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.

-------------------------------------------------------------------------
TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 5/31/05
-------------------------------------------------------------------------
                                                       Lipper General
                                                        and Insured
                                           Lehman     Municipal Funds
                                          Municipal    (unleveraged
                                Market      Bond       closed-end)
                     NAV        price      Index     category average*
-------------------------------------------------------------------------
1 year               8.41%      9.07%      7.97%           9.35%
-------------------------------------------------------------------------
5 years             43.23      38.54      42.27           35.14
Annual average       7.45       6.74       7.31            6.18
-------------------------------------------------------------------------
10 years            86.55      69.94      82.85           74.38
Annual average       6.43       5.45       6.22            5.70
-------------------------------------------------------------------------
Annual average
Life of fund
(since 6/29/92)      6.94       5.09       6.48            6.22
-------------------------------------------------------------------------

  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value. Lipper calculations for reinvested dividends may differ from actual performance.

* Over the 1-, 5-, and 10-year periods ended 5/31/05, there were 8 funds in this Lipper category.



----------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/05
----------------------------------------------------------------------
Distributions (number)                  12
----------------------------------------------------------------------
Income 1                                $0.5881
----------------------------------------------------------------------
Capital gains 1                         --
----------------------------------------------------------------------
Total                                   $0.5881
----------------------------------------------------------------------
Share value:                         NAV      Market price
----------------------------------------------------------------------
5/31/04                             $13.71       $11.75
----------------------------------------------------------------------
5/31/05                              14.16        12.21
----------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------
Current dividend rate 2              3.92%        4.55%
----------------------------------------------------------------------
Taxable equivalent 3                 6.03         7.00
----------------------------------------------------------------------

 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

 3 Assumes maximum 35% federal tax rate for 2005. Results for investors subject to lower tax rates would not be as advantageous.


-------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/05 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------
                                 NAV        Market price
-------------------------------------------------------------------------
1 year                          8.65%         10.06%
-------------------------------------------------------------------------
5 years                        42.12          37.10
Annual average                  7.28           6.51
-------------------------------------------------------------------------
10 years                       88.39          70.17
Annual average                  6.54           5.46
-------------------------------------------------------------------------
Annual average
(life of fund,
since 6/29/92                   6.94           5.19
-------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.

Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax-Free Health Care Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax-Free Health Care Fund, including the fund's portfolio, as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by man agement, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

KPMG  LLP

Boston, Massachusetts
July 6, 2005


The fund's portfolio
May 31, 2005

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FHA Insd.             Federal Housing Administration Insured
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (99.8%) (a)
Principal amount                                     Rating (RAT)         Value

Arizona (1.8%)
-------------------------------------------------------------------------------
      $600,000 AZ Hlth. Fac. Auth. Hosp. Syst.
               Rev. Bonds (John C. Lincoln Hlth.
               Network), 6 7/8s, 12/1/20             BBB               $680,286
       600,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P               643,206
       490,000 Maricopa Cnty., School Dist. G.O.
               Bonds (No. 006 Washington
               Elementary), Ser. B, FSA,
               5 3/8s, 7/1/13                        Aaa                556,728
       975,000 Scottsdale, Indl. Dev. Auth. Hosp.
               Rev. Bonds (Scottsdale Hlth. Care),
               5.8s, 12/1/31                         A3               1,059,308
       500,000 Yavapai Cnty., Indl. Dev. Auth.
               Rev. Bonds (Yavapai Regl. Med.
               Ctr.), Ser. A, 6s, 8/1/33             Baa2               536,940
                                                                 --------------
                                                                      3,476,468

Arkansas (1.3%)
-------------------------------------------------------------------------------
     1,335,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              1,315,562
     1,000,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa2             1,136,230
                                                                 --------------
                                                                      2,451,792

California (8.5%)
-------------------------------------------------------------------------------
     1,100,000 CA State Dept. of Wtr. Resources
               Rev. Bonds, Ser. A, 5 1/4s, 5/1/20    A2               1,198,989
     1,750,000 CA Statewide Cmnty. Dev. Auth.
               Mandatory Put Bonds (Kaiser
               Permanente), Ser. C, 3.85s, 6/1/12    A+               1,754,253
     1,250,000 CA Statewide Cmnty. Dev. Auth.
               Rev. Bonds (Huntington Memorial
               Hosp.), 5s, 7/1/21                    A+               1,338,875
     4,000,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)
               (F)                                   D/P                 11,200
       500,000 Delano, COP (Delano Regl. Med.
               Ctr.), 5.6s, 1/1/26                   BBB-               506,655
       300,000 Duarte, COP, Ser. A, 5 1/4s, 4/1/31   Baa1               306,618
     1,600,000 Rancho Mirage, JT Powers Fin. Auth.
               Rev. Bonds (Eisenhower Med. Ctr.),
               5 7/8s, 7/1/26                        A3               1,730,192
     9,000,000 Riverside Cnty., Asset Leasing Corp.
               Leasehold Rev. Bonds (Riverside
               Cnty. Hosp.), MBIA,  zero %, 6/1/25   Aaa              3,365,910
     6,000,000 San Bernardino Cnty., COP (Med. Ctr.
               Fin.), Ser. A, MBIA, 6 1/2s, 8/1/28   Aaa              6,157,980
       250,000 San Diego, Association of Bay Area
               Governments Fin. Auth. For Nonprofit
               Corps. Rev. Bonds (San Diego Hosp.),
               Ser. A, 6 1/8s, 8/15/20               Baa1               276,393
                                                                 --------------
                                                                     16,647,065

Colorado (3.5%)
-------------------------------------------------------------------------------
     3,000,000 CO Hlth. Fac. Auth. Rev. Bonds
               (Hosp. Impt. - NCMC, Inc.), FSA,
               5 3/4s, 5/15/19                       Aaa              3,296,430
               CO Springs, Hosp. Rev. Bonds
       630,000 6 3/8s, 12/15/30                      A3                 702,022
       620,000 6 3/8s, 12/15/30 (Prerefunded)        A3                 725,326
     1,500,000 Denver, Hlth. & Hosp. Auth. Hlth.
               Care Rev. Bonds, Ser. A, 5 3/8s,
               12/1/28                               Baa2             1,517,580
       500,000 Montrose, Memorial Hosp. Rev. Bonds,
                6 3/8s, 12/1/23                      BBB-               539,915
                                                                 --------------
                                                                      6,781,273

Connecticut (0.4%)
-------------------------------------------------------------------------------
       750,000 CT State Dev. Auth. 1st Mtg. Gross
               Rev. Hlth. Care Rev. Bonds (Elim
               Street Park Baptist, Inc.), 5.85s,
               12/1/33                               BBB+               799,020

Florida (2.7%)
-------------------------------------------------------------------------------
     1,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Sunbelt),
               Ser. A, 6s, 11/15/31                  A2               1,096,530
     1,000,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Cypress Cove
               Hlth. Pk.), Ser. A,  6 3/8s, 10/1/25  BB-/P            1,017,040
       880,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB+                967,173
     1,340,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                A2               1,457,103
       750,000 South Miami, Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hlth.), 5 1/4s,
               11/15/33                              Aa3                784,583
                                                                 --------------
                                                                      5,322,429

Georgia (0.9%)
-------------------------------------------------------------------------------
     1,000,000 Forsyth Cnty., Hosp. Auth.
               Rev. Bonds (Baptist Hlth. Care
               Syst.), U.S. Govt. Coll.,
               6 1/4s, 10/1/18                       AAA              1,184,710
       110,000 GA Muni. Elec. Pwr. Auth.
               Rev. Bonds, Ser. Y, AMBAC, 6.4s,
               1/1/13                                Aaa                129,280
       500,000 Savannah, Econ. Dev. Auth. Poll.
               Control Rev. Bonds (Intl. Paper
               Co.), Ser. A, 5.1s, 8/1/14            Baa2               531,945
                                                                 --------------
                                                                      1,845,935

Idaho (0.6%)
-------------------------------------------------------------------------------
     1,200,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 2.91s, 7/1/30        VMIG1            1,200,000

Illinois (3.3%)
-------------------------------------------------------------------------------
               IL Hlth. Fac. Auth. Rev. Bonds
     2,000,000 (Children's Memorial Hosp.), Ser. A,
               AMBAC, 5 3/4s, 8/15/25                Aaa              2,232,240
     4,000,000 (Hosp. Sisters Svcs., Inc.), Ser. A,
               MBIA,  5 1/4s, 6/1/08                 Aaa              4,241,760
                                                                 --------------
                                                                      6,474,000

Indiana (3.0%)
-------------------------------------------------------------------------------
               IN Hlth. Fac. Fin. Auth. Rev. Bonds
     1,000,000 (Sister of St. Francis Hlth.), MBIA,
               5 3/8s, 11/1/27                       Aaa              1,065,920
     3,000,000 (Cmnty. Hosp.), Ser. A, AMBAC, 5s,
               5/1/24                                Aaa              3,182,820
       500,000 Jasper Hosp. Auth. Rev. Bonds
               (Memorial Hosp.), 5 1/2s, 11/1/32     AA                 530,225
     1,000,000 Rockport, Poll. Control Mandatory
               Put Bonds (Indiana Michigan Pwr.
               Co.), Ser. C,  2 5/8s, 10/1/06        Baa2               990,510
                                                                 --------------
                                                                      5,769,475

Iowa (3.4%)
-------------------------------------------------------------------------------
     3,255,000 Hills, Hlth. Care VRDN (Mercy
               Hosp.),  2.96s, 8/1/32                VMIG1            3,255,000
               IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds
     1,470,000 (Care Initiatives), 9 1/4s, 7/1/25    BBB-/P           1,792,827
     1,500,000 (Genesis Med Ctr), 6 1/4s, 7/1/25     A1               1,639,245
                                                                 --------------
                                                                      6,687,072

Kansas (1.4%)
-------------------------------------------------------------------------------
       500,000 Lenexa, Hlth. Care Rev. Bonds
               (LakeView Village), Ser. C, 6 7/8s,
               5/15/32                               BB+                541,170
     2,185,000 Olathe, Hlth. Fac. VRDN (Olathe Med.
               Ctr.), Ser. A, AMBAC, 2.96s, 9/1/32   A-1+             2,185,000
                                                                 --------------
                                                                      2,726,170

Kentucky (2.8%)
-------------------------------------------------------------------------------
     4,300,000 KY Econ. Dev. Fin. Auth. Hosp. Facs.
               VRDN (Baptist Hlth. Care), Ser. C,
               MBIA, 2.9s, 8/15/31                   VMIG1            4,300,000
     1,125,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A, 6 5/8s, 10/1/28        BBB/P            1,247,614
                                                                 --------------
                                                                      5,547,614

Louisiana (2.3%)
-------------------------------------------------------------------------------
     1,040,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 7s, 11/1/20                   B-/P             1,011,317
               LA Pub. Fac. Auth. Rev. Bonds (Baton
               Rouge), MBIA
     2,010,000 5s, 7/1/09                            Aaa              2,149,615
       935,000 5s, 1/1/09                            Aaa                992,418
       400,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
               (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P              390,040
                                                                 --------------
                                                                      4,543,390

Maine (2.1%)
-------------------------------------------------------------------------------
               ME Hlth. & Higher Edl. Fac. Auth.
               Rev. Bonds, FSA
     2,230,000 Ser. B, 4.6s, 7/1/09                  AAA              2,346,361
     1,500,000 Ser. C, 5 3/4s, 7/1/30                Aaa              1,661,655
                                                                 --------------
                                                                      4,008,016

Maryland (0.2%)
-------------------------------------------------------------------------------
       345,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/4s, 8/15/14                       Baa1               385,434

Massachusetts (4.1%)
-------------------------------------------------------------------------------
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
       750,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BBB-/P             867,585
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               809,813
       250,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2               270,783
       900,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2               977,319
     1,000,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             1,077,710
     1,350,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E,  6s, 7/1/31                   A-               1,474,214
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                A1               1,067,020
       350,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB                359,615
     1,135,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/09                                BBB              1,191,898
                                                                 --------------
                                                                      8,095,957

Michigan (4.4%)
-------------------------------------------------------------------------------
       500,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               521,065
     1,000,000 Garden City, Hosp. Fin. Auth.
               Rev. Bonds (Garden City Hosp. OB
               Group), Ser. A, 5 3/4s, 9/1/17        Ba2                961,680
               MI State Hosp. Fin. Auth. Rev. Bonds
     1,250,000 (Holland Cmnty. Hosp.), Ser. A,
               FGIC,  5 3/4s, 1/1/21                 A2               1,372,250
     2,000,000 (Sparrow Hosp.), 5 5/8s, 11/15/31     A1               2,130,460
     1,000,000 (Oakwood Oblig. Group), 5 1/2s,
               11/1/17                               A2               1,097,970
     3,075,000 Waterford, Econ. Dev. Corp.
               Rev. Bonds (Canterbury Hlth.), 6s,
               1/1/39                                B-/P             2,512,306
                                                                 --------------
                                                                      8,595,731

Minnesota (1.4%)
-------------------------------------------------------------------------------
       500,000 Bemidji, Hosp. Fac. Rev. Bonds
               (First Mtge.-North Country Hlth.),
               5 5/8s, 9/1/21                        A                  521,125
       750,000 MN Agricultural & Econ. Dev. Board
               Rev. Bonds (Evangelical Lutheran),
               6s, 2/1/27                            A3                 822,375
       855,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. A,
               6 5/8s, 11/1/17                       Ba1                859,523
       500,000 Winona, Hlth. Care Fac. Rev. Bonds,
               Ser. A,  6s, 7/1/34                   BBB-               524,940
                                                                 --------------
                                                                      2,727,963

Missouri (3.9%)
-------------------------------------------------------------------------------
       905,000 MO Hsg. Dev. Comm. Rev. Bonds (Home
               Ownership), GNMA/FNMA Coll., 5.55s,
               9/1/34                                AAA                956,386
     1,500,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,582,665
               MO State Hlth. & Edl. Fac. Auth.
               VRDN
       250,000 (Christian Brothers), Ser. A, 3.01s,
               10/1/32                               A-1+               250,000
     2,800,000 (St. Francis Med. Ctr.), Ser. A,
               2.96s, 6/1/26                         A-1+             2,800,000
     2,000,000 (Cox Hlth. Syst.), AMBAC, 2.93s,
               6/1/22                                VMIG1            2,000,000
                                                                 --------------
                                                                      7,589,051

Montana (0.2%)
-------------------------------------------------------------------------------
       300,000 Montana Hlth. Fac. Auth. VRDN
               (Var-Hlth. Care Pooled LN), Ser. A,
               FGIC, 2.97s, 12/1/15                  VMIG1              300,000

New Hampshire (3.1%)
-------------------------------------------------------------------------------
               NH Higher Edl. & Hlth. Fac. Auth.
               Rev. Bonds
     1,000,000 (Rivermead at Peterborough), 5 3/4s,
               7/1/28                                BB/P             1,000,380
       375,000 (Lakes Region Hosp. Assn.), 5 3/4s,
               1/1/08                                BB-/P              376,136
     2,900,000 NH Hlth. and Edl. Fac. Auth. Hosp.
               Rev. Bonds (Concord Hosp.), FGIC,
               5s, 10/1/24                           Aaa              3,107,437
       900,000 NH State Bus. Fin. Auth. Rev. Bonds
               (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BBB-/P             922,932
       650,000 NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds, 3 1/2s, 7/1/27    Baa2               641,401
                                                                 --------------
                                                                      6,048,286

New Jersey (2.4%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
       500,000 (Cranes Mill), Ser. A, 7 1/2s,
               2/1/27                                BB-/P              531,745
     1,000,000 (Cedar Crest Vlg., Inc.), Ser. A,
               7 1/4s, 11/15/31                      BB-/P            1,068,960
               NJ Hlth. Care Facs. Fin. Auth.
               Rev. Bonds
       750,000 (Trinitas Hosp. Oblig. Group),
               7 1/2s, 7/1/30                        Baa3               847,958
     2,000,000 Ser. A, AMBAC, 6s, 7/1/12             Aaa              2,316,440
                                                                 --------------
                                                                      4,765,103

New Mexico (1.1%)
-------------------------------------------------------------------------------
     2,000,000 U. of NM Rev. Bonds (Hosp. Mtg.),
               FSA, FHA Insd., 5s, 1/1/24            Aaa              2,124,320

New York (7.7%)
-------------------------------------------------------------------------------
       720,000 Nassau Cnty., Indl. Dev. Agcy.
               Rev. Bonds (North Shore Hlth.
               Syst.), Ser. C, 5 5/8s, 11/1/10       A3                 778,939
       645,000 NY City, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (Staten Island U. Hosp.),
               Ser. A, 6 3/8s, 7/1/31                Ba3                649,883
               NY State Dorm. Auth. Rev. Bonds
       600,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               633,996
       750,000 (Winthrop Nassau U.), 5 1/2s, 7/1/23  Baa1               791,978
     6,000,000 (Hosp. Insd. Mtg.), Ser. A, FSA,
               5 1/4s, 8/15/12                       Aaa              6,691,128
     2,475,000 (Albany), Ser. A-1, FSA, FHA Insd.,
               5s, 2/15/14                           Aaa              2,735,618
       750,000 Orange Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Arden Hill Care Ctr.
               Newburgh), Ser. C, 7s, 8/1/31         BB-/P              772,418
       370,000 Saratoga Cnty., Indl. Dev. Agcy.
               Civic Fac. Rev. Bonds (Saratoga
               Hosp.), Ser. A, 5s, 12/1/13           BBB+               395,327
     1,000,000 Suffolk Cnty., Indl. Dev. Agcy.
               Cont. Care Retirement Rev. Bonds
               (Jefferson's Ferry), Ser. A, 7 1/4s,
               11/1/28                               BB-/P            1,087,910
       500,000 Yonkers, Indl. Dev. Agcy. Civic Fac.
               Rev. Bonds (St. John's Riverside
               Hosp.), Ser. A,  7 1/8s, 7/1/31       BB                 521,780
                                                                 --------------
                                                                     15,058,977

North Carolina (1.0%)
-------------------------------------------------------------------------------
       750,000 NC Med. Care Comm. Retirement Fac.
               Rev. Bonds  (1st Mtge. -Givens
               Estates), Ser. A, 6 1/2s, 7/1/32      BB-/P              801,338
     1,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        A3               1,129,850
                                                                 --------------
                                                                      1,931,188

North Dakota (0.6%)
-------------------------------------------------------------------------------
     1,000,000 Grand Forks, Hlth. Care Syst.
               Rev. Bonds (Altru Hlth. Syst. Oblig.
               Group), 7 1/8s, 8/15/24               Baa2             1,101,470

Ohio (1.9%)
-------------------------------------------------------------------------------
     1,250,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/32                            Aa3              1,389,163
       750,000 Lorain Cnty., Hosp. Rev. Bonds
               (Catholic Hlth. Care Refurbish &
               Impt.), Ser. A, 5 1/4s, 10/1/33       AA-                782,078
     1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
               (Kettering Med. Ctr.), 6 3/4s,
               4/1/22                                A2               1,097,350
       500,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Rev. Bonds, 6.1s,
               8/1/20                                Baa2               532,080
                                                                 --------------
                                                                      3,800,671

Oklahoma (0.3%)
-------------------------------------------------------------------------------
       525,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care Syst.),
               Ser. A, U.S. Govt. Coll.,
               5 5/8s, 8/15/29                       AAA                580,104

Pennsylvania (10.5%)
-------------------------------------------------------------------------------
     2,210,000 Allegheny Cnty., Hosp. Dev. Auth.
               Rev. Bonds (UPMC Hlth.), Ser. B,
               MBIA, 6s, 7/1/24                      Aaa              2,755,163
     1,155,000 Allegheny Cnty., Hosp. Dev. Auth.
               VRDN (Presbyterian U. Hosp.),
               Ser. B2, 2.96s, 3/1/18                VMIG1            1,155,000
     2,500,000 Blair Cnty., Hosp. Auth. Rev. Bonds
               (Altoona Hosp.), Ser. A, AMBAC,
               4.7s, 7/1/08                          Aaa              2,620,250
       500,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 1/4s, 7/1/24                 BB-/P              540,655
     1,135,000 College Township, Indl. Dev. Auth.
               Rev. Bonds (Nittany Valley Rehab.
               Hosp.), 7 5/8s, 11/1/07               AAA/P            1,201,136
       250,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds (Gen. Hosp.), 5 1/2s,
               3/15/26                               A                  266,398
       500,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.),
               6s, 11/15/35                          Baa1               532,685
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
       750,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                       Baa2               776,325
     2,000,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                A2               2,088,260
       375,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono Med. Ctr.), 6s, 1/1/43        BBB+               399,266
     1,215,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Med.),  5s, 12/1/11       A                1,301,824
               Philadelphia, Hosp. & Higher Edl.
               Fac. Auth. Hosp. Rev. Bonds
       545,925 (Graduate Hlth. Syst.), Ser. B,
               6 1/4s, 7/1/13 (In default) (NON)     D/P                    682
       701,513 (Graduate Hlth. Syst. Oblig. Group),
               7 1/4s, 7/1/18 (In default) (NON)     D/P                     70
     2,400,000 Philadelphia, Indl. Dev. Auth. VRDN
               (Fox Chase Cancer Ctr.), 2.95s,
               7/1/25                                A-1+             2,400,000
     1,450,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,551,776
     1,250,000 Washington Cnty., Hosp. Auth.
               Rev. Bonds  (Monongahela Vy Hosp.),
               6 1/4s, 6/1/22                        A3               1,375,750
       500,000 West Shore, Area Hosp. Auth.
               Rev. Bonds (Holy Spirit Hosp.),
               6 1/4s, 1/1/32                        BBB+               541,335
       940,000 York Cnty., Indl. Dev. Auth. 1st
               Mtge. Hlth. Fac. Rev. Bonds (Rehab.
               Hosp. of York), 7 1/2s, 9/1/07        AAA/P              988,664
                                                                 --------------
                                                                     20,495,239

South Carolina (2.1%)
-------------------------------------------------------------------------------
     1,000,000 Lexington Cnty., Hlth. Svcs. Dist.
               Inc. Hosp. Rev. Bonds, 5 1/2s,
               5/1/37                                A2               1,073,460
       500,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               AAA                598,220
               SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds (Palmetto Hlth. Alliance)
       800,000 Ser. A, 7 3/8s, 12/15/21              Baa2               976,072
     1,250,000 Ser. C, 6s, 8/1/20                    Baa1             1,377,700
                                                                 --------------
                                                                      4,025,452

South Dakota (1.2%)
-------------------------------------------------------------------------------
               SD State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,250,000 (Prairie Lakes), 5.65s, 4/1/22        Baa1             1,326,900
     1,000,000 (Sioux Valley Hosp. & Hlth. Syst.),
               Ser. A, 5 1/2s, 11/1/31               A1               1,069,660
                                                                 --------------
                                                                      2,396,560

Tennessee (0.8%)
-------------------------------------------------------------------------------
     1,250,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A,  7 1/2s,
               7/1/33                                BBB+             1,494,000

Texas (7.4%)
-------------------------------------------------------------------------------
       715,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 7s, 11/15/33     BB/P               761,196
       900,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB                 921,681
     2,000,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Rev. Bonds (Christus Hlth.), Ser. A,
               MBIA, 5 1/2s, 7/1/09                  Aaa              2,159,400
       700,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Ser. A, 5 1/4s,
               12/1/18                               A2                 759,913
     3,535,000 Lubbock, Hlth. Fac. Dev. Rev. Bonds
               (St. Joseph Hlth. Syst.), FSA,
               5 1/4s, 7/1/09                        Aaa              3,781,001
     1,450,000 Lufkin, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Memorial Hlth. Syst. of
               East TX), 5.7s, 2/15/28               BBB              1,501,751
     2,585,000 North Central TX Hlth. Fac. Dev.
               Corp. VRDN  (Hosp. Presbyterian Med.
               Ctr.), Ser. D, MBIA,  2.91s, 12/1/15  VMIG1            2,585,000
     1,870,000 Tarrant Cnty., Hosp. Dist.
               Rev. Bonds, MBIA, 5 1/2s, 8/15/19     Aaa              2,070,969
                                                                 --------------
                                                                     14,540,911

Utah (1.0%)
-------------------------------------------------------------------------------
     2,000,000 Salt Lake City, Hosp. Rev. Bonds,
               AMBAC,  6 3/4s, 5/15/20               AAA              2,006,940

Vermont (1.5%)
-------------------------------------------------------------------------------
       975,000 VT Hsg. Fin. Agcy. Rev. Bonds, Ser.
               19A, FSA, 4.62s, 5/1/29               Aaa                994,861
     1,870,000 VT State Edl. & Hlth. Bldg. Fin.
               Agcy. Rev. Bonds (Northwestern Med.
               Ctr.), 6 1/4s, 9/1/18                 BBB              1,912,412
                                                                 --------------
                                                                      2,907,273

Virginia (1.2%)
-------------------------------------------------------------------------------
       750,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P              804,743
     1,500,000 Prince William Cnty., Indl. Dev.
               Auth. Hosp. Rev. Bonds (Potomac
               Hosp. Corp.), 5.35s, 10/1/36          A3               1,578,945
                                                                 --------------
                                                                      2,383,688

Washington (0.5%)
-------------------------------------------------------------------------------
       955,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           BBB              1,006,637

West Virginia (0.3%)
-------------------------------------------------------------------------------
       725,000 Princeton, Hosp. Rev. Bonds (Cmnty.
               Hosp. Assn., Inc.), 6.1s, 5/1/29      B2                 617,127

Wisconsin (3.0%)
-------------------------------------------------------------------------------
     1,000,000 Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds, 7s, 6/1/28                BBB              1,083,110
     4,330,000 WI State Hlth. & Edl. Fac.
               Rev. Bonds (Aurora Med. Group,
               Inc.), FSA, 6s, 11/15/09              Aaa              4,811,972
                                                                 --------------
                                                                      5,895,082
-------------------------------------------------------------------------------
               Total Investments
               (cost $187,595,191)                                 $195,152,883
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $195,457,211.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2005. Securities rated by Putnam are indicated by "/P". Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

(NON) Non-income-producing security.

  (F) Security is valued at fair value following procedures approved by the Trustees.

      The rates shown on VRDN and Mandatory Put Bonds are the current interest rates at May 31, 2005.

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      The fund had the following industry group concentration greater than 10% at May 31, 2005
      (as a percentage of net assets):

            Health care            86.0%

      The fund had the following insurance concentration greater than 10% at May 31, 2005
      (as a percentage of net assets):

            MBIA                   16.3%

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
May 31, 2005

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $187,595,191)              $195,152,883
-------------------------------------------------------------------------------
Cash                                                                  192,837
-------------------------------------------------------------------------------
Interest and other receivables                                      2,831,189
-------------------------------------------------------------------------------
Receivable for securities sold                                        100,208
-------------------------------------------------------------------------------
Total assets                                                      198,277,117

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 639,387
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,750,000
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          318,899
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             32,287
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 37,026
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,241
-------------------------------------------------------------------------------
Other accrued expenses                                                 40,066
-------------------------------------------------------------------------------
Total liabilities                                                   2,819,906
-------------------------------------------------------------------------------
Net assets                                                       $195,457,211

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Note 1)           $191,839,873
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)            (157,856)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)              (3,782,498)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          7,557,692
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $195,457,211
-------------------------------------------------------------------------------

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per share ($195,457,211 divided by
13,807,168 shares)                                                     $14.16
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended May 31, 2005

Interest income:                                                   $9,560,193
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,255,022
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       96,596
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                88,242
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             17,170
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       19,416
-------------------------------------------------------------------------------
Other                                                                 127,679
-------------------------------------------------------------------------------
Total expenses                                                      1,604,125
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (26,029)
-------------------------------------------------------------------------------
Net expenses                                                        1,578,096
-------------------------------------------------------------------------------
Net investment income                                               7,982,097
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (377,748)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year          6,660,739
-------------------------------------------------------------------------------
Net gain on investments                                             6,282,991
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $14,265,088
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                          Year ended May 31
Increase (decrease) in net assets                       2005             2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $7,982,097       $9,342,284
-------------------------------------------------------------------------------
Net realized loss on investments                    (377,748)      (2,026,807)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     6,660,739       (4,066,871)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        14,265,088        3,248,606

Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (8,098,031)      (9,249,437)
-------------------------------------------------------------------------------
From ordinary income                                 (20,707)         (22,088)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            6,146,350       (6,022,919)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                189,310,861      195,333,780
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $157,856
and $47,059, respectively)                      $195,457,211     $189,310,861
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Shares outstanding at beginning and end of
year                                              13,807,168       13,807,168
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Per-share                                                                             Year ended May 31
operating performance                                       2005            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $13.71          $14.15          $13.61          $13.48          $13.18
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .58             .68             .74             .80             .79
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .46            (.45)            .49             .10             .40
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.04             .23            1.23             .90            1.19
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.59)           (.67)           (.69)           (.77)           (.89)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.59)           (.67)           (.69)           (.77)           (.89)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $14.16          $13.71          $14.15          $13.61          $13.48
---------------------------------------------------------------------------------------------------------------------------------
Market price,
end of period                                             $12.21          $11.75          $12.49          $11.99          $13.11
---------------------------------------------------------------------------------------------------------------------------------
Total return at
market price (%)(b)                                         9.07            (.64)          10.22           (2.86)          19.40
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $195,457        $189,311        $195,334        $187,886        $186,173
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .83             .82             .84             .88             .89
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   4.14            4.86            5.35            5.84            5.91
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     36.22           24.24           25.46           19.71           12.01
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
May 31, 2005

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market. The fund concentrates its investments in one sector which involves more risk than a fund that invests more broadly.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2005, the fund had a capital loss carryover of $3,514,449 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover       Expiration
---------------------------------
     $522,204        May 31, 2008
      113,427        May 31, 2009
    2,878,818        May 31, 2013

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2006 $155,029 of losses recognized during the period November 1, 2004 to May 31, 2005.

D) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2005, the fund reclassified $25,844 to decrease distributions in excess of net investment income with an increase to accumulated net realized loss of $25,844.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation             $9,883,894
Unrealized depreciation             (2,318,462)
                                 -------------
Net unrealized appreciation          7,565,432
Undistributed tax-exempt
income                                 621,740
Undistributed ordinary income           35,151
Capital loss carryforward           (3,514,449)
Post-October loss                     (155,029)
Cost for federal income
tax purposes                      $187,587,451

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.65% of the weekly average net assets.

In June 2005, the Trustees and Putnam Management agreed to a reduced management fee structure for the fund that will go into effect on January 1, 2006. Effective on that date, the fund's management fee is expected to be an annual rate of 0.55% of the weekly average net assets of the fund (based on the fund's current asset level), with additional breakpoints leading to lower fee rates at higher asset levels.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended May 31, 2005, the fund paid PFTC $184,838 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2005, the fund's expenses were reduced by $26,029 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings. George Putnam III also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3
Purchases and sales of securities

During the year ended May 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $65,108,801 and $75,579,481, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Federal tax information
(Unaudited)

The fund has designated 99.74% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.


Compliance certification
(Unaudited)

On November 11, 2004, your fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the fund's principal executive officer certified that he was not aware, as of that date, of any violation by the fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the fund's disclosure controls and procedures and internal control over financial reporting.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve
Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam
Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan- Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam III are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Senior Vice President, Staff Counsel and Compliance Liaison
Since 2004

Prior to 2004, Associate, Ropes & Gray LLP; prior to 2000,
Law Clerk, Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During  2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate
Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President, Staff Counsel
and Compliance Liaison

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief
Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

AN705-225854  7/05

Item 2. Code of Ethics:
-----------------------
(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code to include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam's Director of Government Relations prior to engaging in lobbying activities.


Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
May 31, 2005        $29,950     $--             $4,150    $--
May 31, 2004        $26,000     $--             $3,600    $35

For the fiscal years ended May 31, 2005 and May 31, 2004, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 4,150 and $ 3,635 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
May 31, 2005        $--             $--   $--         $--
May 31, 2004        $--             $--   $--         $--

Item 5.  Audit Committee
------------------------

(a) The fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the fund's Board of Trustees is composed of the following persons:

Myra R. Drucker
Paul L. Joskow (Chairperson)
Robert E. Patterson
W. Thomas Stephens
Richard B. Worley

(b)  Not applicable

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies:
        --------------------------------

Proxy voting guidelines of the Putnam funds
-------------------------------------------

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that - guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items pursuant to the funds' "Proxy Voting Procedures." The Proxy Coordinator, in consultation with the funds' Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).

I.  BOARD-APPROVED PROPOSALS
----------------------------

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as "management proposals"), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors
------------------------------------------

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of independent directors,

* the board has not established independent nominating, audit, and compensation committees,

* the board has more than 19 members or fewer than five members, absent special circumstances,

* the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company at its previous two annual meetings, or

* the board has adopted or renewed a shareholder rights plan
(commonly referred to as a "poison pill") without shareholder approval during the current or prior calendar year.

The funds will withhold votes for any nominee for director who:

* is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

* attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

* as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an "interlocking directorate"), or

* serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an "independent director" is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the receipt of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Contested Elections of Directors

The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation
----------------------

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
--------------

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

The funds will vote for proposals to effect stock splits
(excluding reverse stock splits).

The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other
------------------------------------------------------------------
Transactions
------------

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a "shell" company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws - notably Delaware - provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures
----------------------

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest.
As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters
----------------------

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Coordinator's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

II.  SHAREHOLDER PROPOSALS
--------------------------

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors - and in particular their independent directors
- accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.

III.  VOTING SHARES OF NON-U.S. ISSUERS
---------------------------------------

Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers - i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam
Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as "share re-registration." As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.

The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:

Uncontested Election of Directors
---------------------------------

Japan

For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established nominating and compensation committees composed of a majority of outside directors, or

* the board has not established an audit committee composed of a majority of independent directors.

The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is "independent" if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

The funds will withhold votes for the entire board of directors if

* the board does not have a majority of outside directors,

* the board has not established a nominating committee composed of at least a majority of outside directors, or

* the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary:   For purposes of these guideline, an "outside director"
is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

The funds will withhold votes for the entire board of directors if

* the board does not have at least a majority of independent non-executive directors,

* the board has not established nomination committees composed of a majority of independent non-executive directors, or

* the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the U.K.'s Combined Code on Corporate Governance ("Combined Code") has adopted the "comply and explain" approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the U.K.'s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the "comply and explain" approach to corporate governance. Because the funds' Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Other Matters
-------------

The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company's outstanding common stock where shareholders have preemptive rights.

As adopted December 10, 2004




Proxy Voting Procedures of the Putnam Funds
-------------------------------------------

The proxy voting procedures below explain the role of the funds' Trustees, the proxy voting service and the Proxy Coordinator, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees
-------------------------------------------

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff ("Office of the Trustees"), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC ("Putnam Management"), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service
-------------------------------------------

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodians to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Coordinator
-------------------------------------------

Each year, a member of the Office of the Trustees is appointed Proxy Coordinator to assist in the coordination and voting of the funds' proxies. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items
-------------------------------------------

As discussed above, the proxy voting service will refer proxy questions to the Proxy Coordinator under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Coordinator will assist in interpreting the guidelines and, as appropriate, consult with one of more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Coordinator will refer such questions, through a written request, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each such referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under "Conflicts of Interest," and provide a conflicts of interest report (the "Conflicts Report") to the Proxy Coordinator describing the results of such review. After receiving a referral item from the Proxy Coordinator, Putnam Management's investment professionals will provide a written recommendation to the Proxy Coordinator and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Coordinator will then review the investment professionals' recommendation and the Conflicts Report with one of more senior staff members of the Office of the Trustees in determining how to vote the funds' proxies. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Coordinator and/or one of more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest
-------------------------------------------

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Coordinator and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Coordinator with a Conflicts Report for each referral item that
(1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005


Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: July 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 28, 2005